SCHEDULE 14A
                               (RULE 14A-101)

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
ACT OF 1934

                        (AMENDMENT NO.      )

Filed by the Registrant {X}

Filed by a Party other than the Registrant {   }

Check the appropriate box:

{ }  Preliminary Proxy Statement
     { } Confidential, For Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
{ }  Definitive Proxy Statement
{X}  Definitive Additional Materials
{ }  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BIRMINGHAM STEEL CORPORATION
         ---------------------------------------------------------
              (Name of Registrant as specified in its charter)

                    ----------------------------
(Name of person(s) filing proxy statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

{X}   No fee required.

{   } Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)   Proposed maximum aggregate value of transactions:
      (5)   Total fee paid.

-----
{  }  Fee paid previously with preliminary materials.
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:







 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text

                        BIRMINGHAM STEEL CORPORATION

November 24, 1999

Dear Birmingham Steel Stockholder:

                    ACT NOW TO PROTECT YOUR INVESTMENT!

With the December 2nd Annual Meeting now just a few days away, we urgently need your support. Your vote can be significant to your Company's future and the value of your Birmingham Steel shares. We urge you to consider these important facts:

ISS RECOMMENDS ELECTING THE COMPANY'S NOMINEES.
* Institutional Shareholder Services ("ISS"), the nation's leading voting advisory service, recommends that its clients, including institutional investors, mutual funds, and other fiduciaries, vote FOR the Company's slate of directors.

BIRMINGHAM STEEL'S BOARD AND MANAGEMENT ARE COMMITTED TO BUILDING VALUE FOR YOU AND ALL OUR STOCKHOLDERS.
* We believe we have been taking the right strategic, operational and financial steps to build both near- and long-term value, and urge you to reject the United Group's attempt to seize control of your Company. Remember:

        -- Birmingham Steel's core operations are strong and profitable and the performance of the Company's core operations has significantly improved under current management.

        -- Eight of your Company's nine Board Members are independent, unaffiliated directors, and six of them have headed major steel or metal-related companies.

        -- The dissident group's slate lacks necessary steel industry experience. You should also know that three of the United Group's nominees serve on the Board of Harnischfeger Industries, which recently filed for bankruptcy.

        -- Birmingham Steel cannot afford to spend additional millions to try to "fix" the SBQ business. Pouring more money into SBQ could have dire financial consequences for Birmingham Steel and its stockholders.

WE STRONGLY URGE YOU TO VOTE "FOR" ELECTION OF YOUR COMPANY'S NOMINEES FOR THE BOARD OF DIRECTORS.

Since time is short and your vote critical, we have established a method that will enable you to vote by toll-free proxygram. Please follow the simple steps listed below. If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your continued support.

Sincerely,



Robert A. Garvey
Chairman and Chief Executive Officer


            TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF
               THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!

                                INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8772, Birmingham Steel Corporation.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                        Name:              <NA.1>
                        Broker:            <Broker>
                        Control number:    <ControlNum>
                        Number of shares:  <NumShares>

                        BIRMINGHAM STEEL CORPORATION

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (i) FOR USE AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 1999 AND (ii) TO REVOKE ANY PROXIES FURNISHED TO THE UNITED GROUP IN CONNECTION WITH ITS SOLICITATION TO REMOVE THE ENTIRE BOARD OF DIRECTORS OF BIRMINGHAM STEEL CORPORATION (THE "COMPANY") WITHOUT CAUSE THROUGH A CONSENT PROCESS.

The undersigned hereby appoints Robert A. Garvey and Catherine W. Pecher, and each of them, attorneys and proxies with full power of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Birmingham Steel Corporation to be held on Thursday, December 2, 1999 at 10:00 a.m. local time at The Peabody Orlando Hotel, 9801 International Drive, Orlando, Florida, and at any adjournment or postponement thereof, according to the number of votes that the undersigned would be entitled to cast if personally present. Unless indicated to the contrary, the undersigned hereby revokes any and all proxies which the undersigned may have given to The United Group in its solicitation to remove the entire Board of Directors of the Company without cause through a consent process.

PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR ALL NOMINEES REFERRED TO IN PROPOSAL (1) AND FOR THE PROPOSAL REFERRED TO IN PROPOSAL (2), AND WILL CONSTITUTE A REVOCATION IN CONNECTION WITH PROPOSAL 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2

1. To elect the following nominees as directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified: Robert A. Garvey; E. Mandell de Windt; William J. Cabaniss, Jr.; C. Stephen Clegg; Alfred C. DeCrane, Jr.; E. Bradley Jones; Robert D. Kennedy; Richard de J. Osborne; and John H. Roberts.

    (  ) FOR all nominees listed                (  ) WITHHOLD AUTHORITY
         above (except as indicated
         to the contrary below)

IMPORTANT:  To withhold authority to vote for any individual nominee(s), please give that nominee(s) name to the operator.

2. To approve and ratify the selection of Ernst and Young LLP as the independent auditors for the Company and its subsidiaries for the fiscal year ending June 30, 2000.

    (  ) FOR                  (  ) AGAINST           (  ) ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO "REVOKE" ON PROPOSAL 3

3. To revoke any and all prior proxies to remove the entire Board of Directors without cause through a consent process.

    (  ) REVOKE        (  ) WITHHOLD AUTHORITY TO REVOKE

4. To consider and take action upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned revokes any prior proxies with respect to the shares covered by this Proxy.

(Stockholder should give name to the operator exactly as his or her name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)